UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Schedule 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant	☒

Filed by a party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (As Permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under Rule 14a-12

MGO GLOBAL INC.

(Name of Registrant as Specified in its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

MGO GLOBAL INC.
1515 SE 17th Street, Suite 121/#460236

Fort Lauderdale, Florida 33346
347-913-3316
www.mgoglobalinc.com

November 22, 2024

Dear Stockholder:

We are pleased to invite you to attend the 2024 Annual Meeting of Stockholders of MGO Global Inc. (the “Annual Meeting”). The Annual Meeting will be held at: 813 NE 17th Terrace, Unit A, Fort Lauderdale, Florida, 33304 on Friday, December 20, 2024 at 11:00 a.m. Eastern Time.

Stockholders will be able to attend the Annual Meeting ONLY in person. Please see “Questions and Answers About the Meeting and Voting—How Do I Vote At The Annual Meeting?” in the proxy statement (the “Proxy Statement”) accompanying this letter for information on how to attend, submit questions and vote at the Annual Meeting.

We are making available to you the accompanying Notice of Annual Meeting (“Notice”), Proxy Statement and form of proxy card or voting instruction form on or about November 22, 2024. We have elected to utilize the “full set delivery” option of providing paper copies of all of our proxy materials by mail. Our proxy materials are also electronically available at www.proxyvote.com. Additional details regarding admission to and the business to be conducted at the Annual Meeting are described in the accompanying Notice and Proxy Statement.

Only stockholders of record at the close of business on November 18, 2024 are entitled to notice of, and to vote at, the Annual Meeting.

Your vote is important. Regardless of whether you plan to attend the Annual Meeting, we hope that you will vote as soon as possible. To assure your representation at the meeting, please vote by signing and dating the enclosed proxy card and returning it promptly in the enclosed postage-paid envelope or by submitting voting instructions via the Internet at www.proxyvote.com or telephone. Sending in your proxy or submitting voting instructions via the Internet or by phone will not prevent you from voting in person at the Annual Meeting. If you vote in person by ballot at the Annual Meeting, that vote will revoke any prior proxy or voting instructions that you have submitted.

Thank you for your on-going support of MGO Global Inc.

Sincerely,

/s/ Maximiliano Ojeda
Maximiliano Ojeda

Chairman and Chief Executive Officer

MGO GLOBAL INC.

1515 SE 17TH STREET, SUITE 121/#460236

FORT LAUDERDALE, FLORIDA 33346

347-913-3316

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

ON

FRIDAY, DECEMBER 20, 2024 AT 11:00 A.M. EASTERN TIME

ITEMS OF BUSINESS:

The 2024 Annual Meeting of Stockholders (the “Annual Meeting”) of MGO Global Inc. (“MGO,” “MGO Global,” or the “Company”) will be held at: 813 NE 17th Terrace, Unit A, Fort Lauderdale, Florida, 33304 on Friday, December 20, 2024 at 11:00 a.m. Eastern Time for the following purposes:

(1)	to elect Maximiliano Ojeda, Virginia Hilfiger, Julian Groves, Ping Rawson, Obie McKenzie, Jeffrey Lerner and Paul Wahlgren as directors of the Board of Directors of the Company to serve until the 2025 Annual Meeting of the Stockholders of the Company;
(2)	to ratify the appointment of Assurance Dimensions, LLC as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2024 (the “Auditor Appointment Proposal”); and
(3)	to approve adjourning the Annual Meeting, if necessary, to solicit additional proxies in the event there are not sufficient votes in favor of the proposals listed above at the time of the Annual Meeting (the “Adjournment Proposal”)

These items of business are more fully described in the proxy statement (“Proxy Statement”) accompanying this Notice of Annual Meeting of Stockholders (“Notice”). We are not aware of any other business to come before the

After careful consideration, the Board of Directors has determined that each proposal listed above is in the best interests of the Company and its stockholders and has approved each proposal. The Board of Directors recommends a vote “FOR” the election of each director nominee (Proposal 1), “FOR” the Auditor Appointment Proposal (Proposal 2) and “FOR” the Adjournment Proposal (Proposal 3).

All stockholders are invited to attend the Annual Meeting in person, and no stockholder will be able to attend the Annual Meeting virtually.

WHO CAN VOTE?

You can vote at the Annual Meeting if you were a stockholder of record as of the close of business on November 18, 2024 (the “Record Date”). Only stockholders of record on the Record Date are entitled to receive this Notice and to vote at the Annual Meeting or at any postponement(s) or, continuations(s) or adjournment(s) of the Annual Meeting.

FIRST AMENDMENT TO THE BYLAWS

As reported in the Current Report on Form 8-K filed by the Company with the SEC on November 22, 2024, on November 18, 2024, the Company’s Board of Directors approved a First Amendment to the Amended and Restated Bylaws. In accordance with the amendment, (1) the holders of 33 1/3 % of the shares of stock issued and outstanding and entitled to vote, represented in person or by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business except as otherwise provided by statute or by the Certificate of Incorporation, (2) a stockholder may vote at a meeting of stockholders either (i) in person, or (ii) by proxy that is either in writing or filled in through electronic or telephonic means.

Accordingly, in order for us to conduct our Annual Meeting, 33 1/3 % of the outstanding shares of stock, as of the Record Date, entitled to vote must be present or represented by proxy at the Annual Meeting.

ANNUAL REPORT

A copy of our 2023 Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on April 1, 2024, Amendment to our 2023 Annual Report on Form 10-K/A filed with the SEC on June 3, 2024, and our Current Report on Form 8-K, containing the recast of our consolidated financial statements, filed with the SEC on August 13, 2024 (collectively, the “2023 Annual Report”), accompany this Proxy Statement.

REVIEW THE PROXY MATERIALS AND ANNUAL REPORT ON OUR WEBSITE

You may also read the 2023 Annual Report, this Notice and Proxy Statement at www.proxyvote.com.

AVAILABLE DATE

This Notice, the Proxy Statement and the form of proxy are collectively first being made available to stockholders on or about November 25, 2024.

YOUR VOTE IS IMPORTANT. YOU MAY VOTE IN PERSON BY BALLOT, OR BY SUBMITTING VOTING INSTRUCTIONS VIA INTERNET, BY TELEPHONE OR BY MAILING BACK A PROXY CARD. PLEASE REVIEW THE INSTRUCTIONS IN THE PROXY STATEMENT OR ON THE PROXY CARD OR VOTING INSTRUCTION FORM REGARDING EACH OF THESE VOTING OPTIONS.

We hope you are able to attend the Annual Meeting. Whether or not you attend, it is important that your stock be represented and voted at the meeting. I urge you to please complete, date and return the proxy card in the enclosed envelope, or submit your voting instructions by telephone or via Internet using the information provided in the attached Proxy Statement prior to the Annual Meeting date. The vote of each stockholder is very important. You may revoke your written proxy at any time before it is voted at the Annual Meeting by giving written notice to the Company’s Chief Financial Officer, by submitting a properly executed paper proxy bearing a later date or by attending the Annual Meeting and voting by ballot during the meeting. Stockholders may also revoke their proxies by entering new voting instructions by Internet or by telephone.

By Order of the Board of Directors

/s/ Maximiliano Ojeda
Maximiliano Ojeda

Chairman of the Board of Directors

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to Be Held on December 20, 2024: Pursuant to the rules of the SEC, with respect to the Annual Meeting, we have elected to utilize the “full set delivery” option of providing paper copies of all of our proxy materials by mail.

The Notice of the Annual Meeting, the Annual Report on Form 10-K, and the Proxy Statement are electronically available at www.proxyvote.com.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to Be Held on December 20, 2024: Pursuant to the rules of the SEC, with respect to the Annual Meeting, we have elected to utilize the “full set delivery” option of providing paper copies of all of our proxy materials by mail.

The Notice of the Annual Meeting, Proxy Statement and the 2023 Annual Report are also electronically available at www.proxyvote.com.

Forward-Looking Statements. The Proxy Statement may contain “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, which statements are subject to substantial risks and uncertainties and are based on estimates and assumptions. All statements other than statements of historical facts included in the Proxy Statement are forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “may,” “might,” “will,” “objective,” “intend,” “should,” “could,” “can,” “would,” “expect,” “believe,” “design,” “estimate,” “predict,” “potential,” “plan” or the negative of these terms, and similar expressions intended to identify forward-looking statements. These statements involve known and unknown risks, uncertainties and other factors that could cause our actual results to differ materially from the forward-looking statements expressed or implied in the Proxy Statement. Such risks, uncertainties and other factors include those risks described in “Risk Factors” section of in the Company’s Annual Report on Form 10-K, filed with the SEC on April 1, 2024 and other subsequent documents that we file with the SEC. The Company expressly disclaims any obligation to update or alter any statements whether as a result of new information, future events or otherwise, except as required by law.

i

MGO GLOBAL INC.

1515 SE 17th Street, Suite 121/#460236

Fort Lauderdale, Florida 33346

347-913-3316

www.mgoglobalinc.com

PROXY STATEMENT

For Annual Meeting of Stockholders to Be Held on December 20, 2024

The Board of Directors (the “Board”) of MGO Global Inc., a Delaware corporation (“MGO,” “MGO Global,” “Company,” “we,” “us” or “our”), solicits the enclosed proxy for use at the 2024 Annual Meeting of Stockholders of the Company (“Annual Meeting”) to be held on December 20, 2024, at: 813 NE 17th Terrace, Unit A, Fort Lauderdale, Florida, 33304. This proxy statement (“Proxy Statement”) and the accompanying Notice of Annual Meeting of Stockholders (the “Notice”), our 2023 Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on April 1, 2024, Amendment to our 2023 Annual Report on Form 10-K/A filed with the SEC on June 3, 2024, our Current Report on Form 8-K, containing the recast of our consolidated financial statements, filed with the SEC on August 13, 2024 (collectively, the “2023 Annual Report”), and form of proxy are collectively first being made available to stockholders on or about November 25, 2024.

The executive offices of the Company are located at, and the mailing address of the Company is 1515 SE 17th Street, Suite 121/#460236, Fort Lauderdale, Florida 33346.

This Proxy Statement contains information about the matters to be voted on at the Annual Meeting and the voting process, as well as information about our directors and executive officers.

We have opted to provide our materials pursuant to the “full set delivery option” in connection with the Annual Meeting. Under the full set delivery option, a company delivers paper copies of all proxy materials to each stockholder. The approximate date on which the proxy materials will first be mailed to our stockholders is on or around November 22, 2024. Accordingly, you should have received our proxy materials by mail. In addition to delivering proxy materials to our stockholders, we have posted all proxy materials on a publicly accessible website. We are soliciting proxies pursuant to this Proxy Statement for use at the Annual Meeting. Our Proxy Statement and other proxy materials are electronically available at www.proxyvote.com

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QUESTIONS AND ANSWERS ABOUT THE MEETING AND VOTING

Q: What is a proxy?

A: A proxy is another person that you legally designate to vote your stock. If you designate someone as your proxy in a written document, that document is also called a “proxy” or a “proxy card.” By using the methods discussed below, you will be appointing Maximiliano Ojeda, the Chief Executive Officer, and a Chairman of the Board, and Dana Perez, the Chief Financial Officer of the Company, as your proxy. The proxy agent will vote on your behalf and will have the authority to appoint a substitute to act as proxy. If you are unable to attend the Annual Meeting, please vote by proxy so that your shares may be voted.

Q: What is a proxy statement?

A: A proxy statement is a document that regulations of the SEC require that we give to you when we ask you to sign a proxy card to vote your stock at the Annual Meeting.

Q: What is the purpose of the Annual Meeting?

A: At our Annual Meeting, stockholders will vote on: (i) the election of seven (7) directors; (ii) ratification of the appointment of Assurance Dimensions, LLC as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2024 (the “Auditor Appointment Proposal”); (iii) approval of adjourning the Annual Meeting, if necessary, to solicit additional proxies in the event there are not sufficient votes in favor of the proposals listed above at the time of the Annual Meeting, and (iv) such other matters as may come before the meeting. In addition, following the meeting our management will report on the Company’s performance over the last fiscal year and respond to questions from stockholders.

Q: Why am I receiving these materials?

A: The Board has made these materials available to you over the internet at www.proxyvote.com and has delivered printed versions of these materials to you by mail, in connection with the Board’s solicitation of proxies for use at the Annual Meeting. The Annual Meeting is scheduled to be held at: 813 NE 17th Terrace, Unit A, Fort Lauderdale, Florida, 33304, on Friday, December 20, 2024 at 11 a.m. Eastern Time. This solicitation by the Board is for proxies for use at the Annual Meeting.

Q: How do I obtain the materials for the Annual Meeting?

A: We have opted to provide our materials pursuant to the “full set delivery option” in connection with the Annual Meeting. Under the full set delivery option, a company delivers paper copies of all proxy materials to each stockholder. The approximate date on which the proxy materials will first be mailed to our stockholders is on or around November 25, 2024. Accordingly, you should have received our proxy materials by mail. In addition to delivering proxy materials to stockholders, we have posted all proxy materials on a publicly accessible website. These proxy materials are also available electronically at www.proxyvote.com.

You may also view the following proxy materials on the Company’s website at www.mgoglobalinc.com:

●	the Company’s 2023 Annual Report; and

●	the Company’s 2024 Proxy Statement.

You may not vote on the Company’s website.

Q: Who may attend the Annual Meeting?

A: The Annual Meeting is open to all stockholders of record as of close of business on November 18, 2024 (the “Record Date”), or their duly appointed proxies.

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Q: What will I need in order to attend the Annual Meeting in person?

A: Attendance at the Annual Meeting will be limited to stockholders as of the Record Date. Each stockholder may be asked to present valid picture identification, such as a driver’s license or passport. Stockholders holding stock in brokerage accounts or by a bank or other nominee may be required to show a brokerage statement or account statement reflecting stock ownership as of the Record Date.

If you are a stockholder of record as of the Record Date, you may vote your shares in person by ballot at the Annual Meeting. If you hold your shares of common stock in a stock brokerage account or through a bank or other nominee, you will not be able to vote in person at the Annual Meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the Annual Meeting.

Space for the Annual Meeting is limited. Therefore, admission will be on a first-come, first-serve basis. Registration will open at 10:30 a.m. Eastern Time and the Annual Meeting will begin at 11:00 a.m. Eastern Time.

Use of cameras, recording devices, computers and other electronic devices, such as smart phones and tablets, will not be permitted at the Annual Meeting. Please allow ample time for check-in. Parking is limited.

Q: May stockholders ask questions?

A: Yes. Representatives of the Company will answer stockholders’ questions of general interest after the adjournment of the Annual Meeting. Depending upon the number of persons asking questions, the Chairman of the meeting may limit the number of questions one person may ask in order to give a greater number of stockholders an opportunity to ask questions. Questions will be answered as time allows.

Q: Who may vote?

A: You may vote if you owned MGO common stock as of the close of business on the Record Date. Each share of MGO common stock is entitled to one vote. As of the Record Date, the Company had 2,904,001 shares of common stock outstanding.

Registered Stockholders. If shares of our common stock are registered directly in your name with our transfer agent, you are considered the stockholder of record with respect to those shares and a notice and proxy statement was provided to you directly by us. As the stockholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or vote in person at the Annual Meeting. Throughout this proxy statement, we refer to these registered stockholders as “stockholders of record.”

Street Name Stockholders. If shares of our common stock are held on your behalf in a brokerage account or by a bank or other nominee, you are considered to be the beneficial owner of shares that are held in “street name,” and the notice and proxy statement was forwarded to you by your broker or nominee, who is considered the stockholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker, bank or other nominee as to how to vote your shares. Beneficial owners are also invited to attend the Annual Meeting. However, since a beneficial owner is not the stockholder of record, you may not vote your shares of our common stock in person at the Annual Meeting unless you follow your broker’s procedures for obtaining a legal proxy. Your broker, bank or other nominee will provide a voting instruction form for you to use. Throughout this proxy statement, we refer to stockholders who hold their shares through a broker, bank or other nominee as “street name stockholders.”

Q: What am I voting on?

A: You will be voting on the following items of business at the Annual Meeting:

●	the election of seven (7) directors to serve until the 2025 Annual Meeting of stockholders and until their respective successors are duly elected and qualified;
●	the approval of the Auditor Appointment Proposal; and

●	the approval of the Adjournment Proposal.

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Q: How does the Board recommend that I vote?

A: Our Board recommends that you vote your shares:

●	“FOR” each of the nominees named in this Proxy Statement for election to the Board;

●	“FOR” the approval of the Auditor Appointment Proposal; and

●	“FOR” the approval of the Adjournment Proposal.

Q. How do I vote?

A: Whether you plan to attend the Annual Meeting or not, we urge you to vote by proxy. All shares represented by valid proxies that we receive through this solicitation, and that are not revoked, will be voted in accordance with your instructions on the proxy card or as instructed via Internet or telephone. You may specify whether your shares should be voted for, against or abstain for the nominee for director, and whether your shares should be voted for, against or abstain with respect to each of the other proposals. If you properly submit a proxy without giving specific voting instructions, your shares will be voted in accordance with the Board’s recommendations as noted above. Voting by proxy will not affect your right to attend the annual meeting.

If your shares are registered directly in your name through our stock transfer agent, Transhare Corporation, or you have stock certificates registered in your name, you may vote:

●	Voting in Person. You may attend and vote in person at the Annual Meeting at 813 NE 17th Terrace, Unit A, Fort Lauderdale, Florida, 33304 on Friday, December 20, 2024, at 11:00 a.m. Eastern Time.

●

Voting by Proxy. In order to vote by proxy, you have three ways to submit your voting instructions:

Voting by Mail. You may submit your proxy by mail by completing, signing and mailing the enclosed proxy card in the enclosed, postage-paid envelope, or, for shares held in street name, by following the voting instructions provided by your broker, bank, trustee or nominee. The proxy must be received by our transfer agent at least 48 hours prior to the appointed time of the Annual Meeting or at our principal office in Fort Lauderdale, Florida at least four (4) hours prior to the appointed time of the Annual Meeting to be validly included in the tally of common stock voted at the Annual Meeting By mail. If you sign the proxy card but do not specify how you want your shares voted, they will be voted in accordance with the Board’s recommendations as noted below.

Voting by Internet. You can also choose to vote on the Internet by going to www.proxyvote.com. You will need your Control Number, which can be found on your proxy card. Use the Internet to transmit your vote up until 11:59 p.m., Eastern Daylight Saving Time, on Thursday, December 19, 2024

Voting by Telephone. You can vote by calling 1-800-690-6903. You will need your Control Number, which can be found on your proxy card. Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m., Eastern Daylight Saving Time, on Thursday, December 19, 2024

Telephone and Internet voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m. Eastern Time on December 19, 2024.

If you are a street name stockholder, you will receive voting instructions from your broker, bank or other nominee. You must follow the voting instructions provided by your broker, bank or other nominee in order to instruct your broker, bank or other nominee on how to vote your shares. Street name stockholders should generally be able to vote by returning an instruction card, or by telephone or on the Internet. However, the availability of telephone and Internet voting will depend on the voting process of your broker, bank or other nominee. As discussed above, if you are a street name stockholder, you may not vote your shares in person at the Annual Meeting unless you obtain a legal proxy from your broker, bank or other nominee.

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Q: Can I change my mind after I vote?

A: Yes. If you are a stockholder of record, you can change your vote or revoke your proxy any time before the Annual Meeting by:

●	signing another proxy card with a later date and returning it to us prior to the Annual Meeting;

●	completing and mailing a later-dated proxy card;

●	notifying the Secretary of MGO, in writing, at 1515 SE 17th Street, Suite 121/#460236, Fort Lauderdale, Florida 33346; or

●	completing a written ballot at the Annual Meeting.

Your attendance at the Annual Meeting will not have the effect of revoking a proxy unless you take any of the actions noted above.

If you are a street name stockholder, your broker, bank or other nominee can provide you with instructions on how to change your vote.

Q: Who will count the votes?

A: Dana Perez, our Chief Financial Officer, will count the votes and will serve as the Inspector of Elections.

Q: What if I return my proxy card but do not provide voting instructions?

A: If you vote by proxy card, your shares will be voted as you instruct by the individuals named as proxies on the proxy card. If you sign and return a proxy card but do not specify how your shares are to be voted, the persons named as proxies on the proxy card will vote your shares in accordance with the recommendations of the Board. These recommendations are:

●	FOR the election of the seven (7) nominees for directors named in this Proxy Statement (Proposal 1);

●	FOR the ratification of the selection by our Board of Assurance Dimensions, LLC as our independent auditor for the fiscal year ending December 31, 2024 (Proposal 2); and

●	FOR the approval of the adjournment of the Annual Meeting, if necessary, to solicit additional proxies in the event there are not sufficient votes in favor of any of the proposals listed above at the time of the Annual Meeting (Proposal 3).

Q: What does it mean if I receive more than one proxy card?

A: It means that you have multiple accounts with brokers and/or our transfer agent. Please vote all of these shares. We recommend that you contact your broker and/or our transfer agent to consolidate as many accounts as possible under the same name and address. Our transfer agent is Transhare Corporation, which may be reached at (303) 662-1112.

Q: Will my shares be voted if I do not provide my proxy?

A: Your shares may be voted if they are held in the name of a brokerage firm, even if you do not provide the brokerage firm with voting instructions. Brokerage firms have the authority under the rules of Nasdaq to vote shares for which their customers do not provide voting instructions on certain “routine” matters. The proposal to ratify the selection of Assurance Dimensions, LLC as our independent auditor for fiscal year 2024 is considered a routine matter for which brokerage firms may vote shares for which they have not received voting instructions. The other proposals to be voted on at our Annual Meeting are not considered “routine” under applicable rules. When a proposal is not a routine matter and the brokerage firm has not received voting instructions from the beneficial owner of the shares with respect to that proposal, the brokerage firm cannot vote the shares on that proposal. This is called a “broker non-vote.” Abstentions and broker non-votes will have no effect on the outcome of the vote on these proposals.

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Q: What is quorum? How many votes must be present to hold the Annual Meeting?

A: A quorum is the minimum number of shares required to be present at the Annual Meeting for the Annual Meeting to be properly held under our amended and restated bylaws (“Bylaws”) and Delaware law. Your shares are counted as present at the Annual Meeting if you attend the Annual Meeting or if you properly return a proxy by Internet, telephone or mail.

As reported in our Current Report on Form 8-K filed with the SEC on November 22, 2024, on November 18, 2024, our Board approved First Amendment to the Bylaws. In accordance with the amendment, the holders of 33 1/3 % of the shares of stock issued and outstanding and entitled to vote, represented in person or by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business except as otherwise provided by statute or by the Certificate of Incorporation. Accordingly, in order for us to conduct our Annual Meeting, 33 1/3% of the outstanding shares of stock, as of the Record Date, entitled to vote must be present or represented by proxy at the Annual Meeting.

Abstentions, withhold votes and broker non-votes will be counted for purposes of establishing a quorum at the Annual Meeting.

Q: How many votes are needed to elect directors?

A: You may vote “FOR ALL” or “WITHHOLD ALL” or “FOR ALL EXCEPT” to vote for the nominees. Unless you mark “WITHHOLD ALL” or “FOR ALL EXCEPT” with respect to a particular nominee or nominees, your proxy will be voted “FOR ALL” of the director nominees named in this proxy statement. In an uncontested election, a nominee will be elected as a director if the number of “FOR” votes exceeds the number of votes withholding authority. In a contested election, a nominee will be elected director if he receives more votes than another nominee. Thus, the seven (7) directors with the most votes “FOR” will be elected to the Board. Broker non-votes and withheld votes will not affect the outcome of the vote on directors.

Q: How many votes are needed to approve the other proposals?

A: The affirmative vote of a majority of the voting power of the shares present in person or represented by proxy at the meeting and entitled to vote is required to approve the Auditor Appointment Proposal and the Adjournment Proposal. Abstentions will be treated as votes against these proposals. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name on these proposals other than the Auditor Appointment Proposal and the Adjournment Proposal. If a broker does not exercise this authority, such broker non-votes will have no effect on the results of this vote. We are not required to obtain the approval of our stockholders to appoint our independent registered public accounting firm. However, if our stockholders do not ratify the appointment of Assurance Dimensions, LLC as our independent registered public accounting firm for the fiscal year ending December 31, 2024, the audit committee of our Board (“Audit Committee”) will reconsider its appointment.

Q: Is voting confidential?

A: We will keep all the proxies, ballots and voting tabulations private. We only let our Inspector of Elections, representatives of our proxy advisory, Broadridge Financial Solutions, Inc. and its affiliates (collectively, “Broadridge”), examine these documents. Management will not know how you voted on a specific proposal unless it is necessary to meet legal requirements. We will, however, forward to management any written comments you make on the proxy card or that you otherwise provide.

Q: When will the Company announce the voting results?

A: The Company may announce preliminary voting results after the adjournment of the Annual Meeting and will announce the final voting results of the Annual Meeting on a Current Report on Form 8-K filed with the SEC within four business days after the Annual Meeting.

Q: Do any directors or officers of the Company have a personal interest in the matter to be acted upon at the Annual Meeting?

A: Except for those directors who are nominated for election at the Annual Meeting, no officer or director has any substantial interest, direct or indirect, by security holdings or otherwise, in Proposal 2 and Proposal 3, that is not shared by all other stockholders.

Q: What if other matters are presented for consideration at the Annual Meeting?

A: The Company knows of no other matters to be submitted to the stockholders at the Annual Meeting, other than those described herein. If other matters do arise, the Board has made no recommendation as to how the proxies will vote on such other matters. If any other matters properly come before the stockholders at the Annual Meeting, it is the intention of the persons named on the proxy card as proxies to vote the shares represented thereby on such matters in their discretion and in accordance with their best judgment.

Q: Whom do I call if I have questions?

A: If you have any questions, need additional material, or need assistance in voting your shares, please feel free to contact Dodi Handy, Director of Communications at the Company, via e-mail at dhandy@mgoteam.com or via telephone at 407-960-4636.

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MATTERS REQUIRING STOCKHOLDER ACTION

PROPOSAL 1

ELECTION OF DIRECTORS

(Item 1 on the Proxy Card)

Nominees

There are seven (7) nominees recommended by the nominating and corporate governance committee of the Board (the “Nominating Committee”) for election this year to hold office until the 2025 Annual Meeting of the Stockholders and until their respective successors are elected and qualified. Our Board has nominated: (i) Maximiliano Ojeda, (ii)Virginia Hilfiger, (iii) Julian Groves, (iv) Ping Rawson, (v) Obie McKenzie, (vi) Jeffrey Lerner, and (vii) Paul Wahlgren, and our management has no reason to believe that any nominee will be unable to serve. Their biographies are provided on pages 8 to 11.  The biographies of each of the nominees contain information regarding the person’s service as a director, business experience, public-company director positions held currently or at any time during the last five years, information regarding involvement in certain legal or administrative proceedings, if applicable, and the experiences, qualifications, attributes or skills that caused the Nominating Committee and the Board to determine that the person should serve as a director for the Company. In addition to the information presented above regarding each nominee’s specific experience, qualifications, attributes and skills that led our Board to the conclusion that he or she should serve as a director, we also believe that all of our director nominees have a reputation for integrity, honesty and adherence to high ethical standards. They each have demonstrated business acumen and an ability to exercise sound judgment, as well as a commitment to service to the Company and our Board. Finally, we value their experience on other public company boards of directors and board committees.

A nominee will be elected as a director if he or she receives a plurality of the votes cast, in person or by proxy, at the Annual Meeting. This means that the nominees for election as director who receive the highest number of affirmative votes at the Annual Meeting will be elected as director. Withheld votes and broker non-votes will have no effect on the outcome of the vote.

Unless otherwise instructed, the proxy holders will vote the proxies received by them “FOR” each of the nominees named above. If any nominee becomes unavailable for election as a result of an unexpected occurrence, shares that would have been voted for that nominee will instead be voted for the election of a substitute nominee proposed by our Board.

The Board recommends that you vote “FOR” the election of all of these nominees.

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DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth certain information regarding our directors and executive officers:

Name (1)	Age	Position	Director Since	Board Committee
Maximiliano Ojeda	47	Chief Executive Officer and Chairman	November 2021	None

Virginia Hilfiger	61	Director and Chief Brand Officer	November 2021	None

Julian Groves	52	Director and Chief Operating Officer	August 2022	None

Dana Perez	47	Chief Financial Officer	—	—

Ping Rawson	49	Director	November 2023	Audit-Chairperson; Nominating and Corporate Governance

Obie McKenzie	80	Director	January 2023	Audit; Compensation-Chairman

Jeffrey Lerner	44	Director	December 2023	Compensation; Nominating and Corporate Governance-Chairman

Paul Wahlgren	59	Director	January 2023	Audit; Compensation

Maximiliano  Ojeda, Co-Founder, Chairman and Chief Executive Officer — Mr. Ojeda is the co-founder of MGO Global and has served as our Chairman of the Board and Chief Executive Officer since the Company’s inception in November 2021. An entrepreneur and international business executive, his career has largely focused on business development, contract negotiations, high-touch customer engagement and advanced technologies within the hospitality, U.S. real estate, land development and ecommerce industries.

Born in Argentina, Mr. Ojeda attended UADE Business School. He launched his professional career working in VIP client relations and management for luxury hoteliers in Argentina. He immigrated to the United States and, from January 2011 through 2017, he served as a real estate brokerage executive in New York City where he catered to high end clientele and led prolific land development projects first at Douglas Elliman Real Estate and then The Corcoran Group. It was through client relationships he established in the global real estate industry that led to his introduction to the Leo Messi organization and the subsequent formation of MGO in partnership with Virginia Hilfiger.

Mr. Ojeda has not previously held any directorships in any reporting companies.

Virginia Hilfiger, Co-Founder, Director and Chief Brand Officer – Ms. Hilfiger has served as MGO’s Chief Brand Officer since November 2023. She was the Company’s Chief Design Officer since co-founding the Company in November 2021 with Maximiliano Ojeda. She is the youngest sibling of Tommy Hilfiger, a renowned, globally respected American fashion designer and the founder of Tommy Hilfiger Corporation (THC). While attending the Fashion Institute of Technology (FIT), where she studied fashion and apparel design, Ms. Hilfiger worked as an intern at THC, learning the ropes of high-end design working alongside her brother. After FIT, she joined the Tweeds Catalog company where she worked as a clothing designer for the high-end fashion company. She returned to THC in 1990, where for the next 15 years she served as Executive Vice President of Women’s Corporate and led the creation, development and launch of numerous iconic Tommy Hilfiger brands and collections, including Tommy Jeans, H Hilfiger and Tommy Girl; and she led the reimagining and relaunch of Tommy’s women’s sportwear division.

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In 2005, Ms. Hilfiger left THC and founded Ginny H, a luxury women’s ready to wear clothing brand launched in Bergdorf Goodman in New York City and expanded to the online stores of Bergdorf Goodman and Neiman Marcus. From 2011 through 2015, she served as Creative Director and Brand Builder for Fila, a globally renowned sportwear manufacturer based in South Korea that designs and markets an extensive line of footwear and apparel to consumers worldwide. Ms. Hilfiger was recruited to Fila to lead the redesign and relaunch of Fila’s Global Heritage brand through the development of modern, sporty lifestyle and tennis wear. From 2015 through the present, Ms. Hilfiger has served as Chief Designer of Fila’s Ginny H Modern Heritage, which currently retails exclusively in China. Designed exclusively by Ms. Hilfiger, the collections feature a resurgence of the ever popular knitted long-sleeve coat, as well as Fila’s signature F-box polos, among other refined tennis and activewear. Ms. Hilfiger was also tapped by Turko Textile as a special consultant to design and develop a capsule collection for the Brooks Brothers Home Collection.

Mr. Hilfiger has not previously held any directorships in any reporting companies.

Julian Groves, Director and Chief Operating Officer – Mr. Groves was appointed as our Chief Operating Officer in August 2022 and is charged with guiding the commercial strategy behind The Messi Brand and any brands that the Company may license, acquire or organically develop in the future. He brings to MGO over 25 years of experience leading business-to-business, direct to consumer, retail, wholesale and ecommerce initiatives for numerous leading apparel brands.

From May 2014 through March 2021, Mr. Groves served as Chief Executive Officer of EC2M Holdings Limited, a lifestyle brand-building company which owned and operated London Persona, a growing men’s lifestyle brand launched as a direct-to-consumer shopping experience for men seeking season-to-season high-end wardrobes. EC2M also represented the lifestyle brand Trickers throughout North America and Canada, charged with developing and managing the brand’s B2B channel. From May 2013 through May 2014, he served as Sales Director, EMEA of J Brand Europe, a premium, American denim clothing company in which Fast Retailing acquired an 80% stake for $290 million in 2012. As General Manager, EMEA of True Religion from October 2010 through March 2013, Mr. Groves had full profit and loss (P&L) responsibility for the region, overseeing corporate operations in Switzerland and managing full P&L responsibility for the growing, fashion-forward denim brand.

In August 2007, Mr. Groves was recruited by GUESS Europe to serve as Country Manager of the casual lifestyle brand’s operations in the United Kingdom and Ireland. Under his leadership, GUESS Europe opened 32 concessions and 22 retail shops, including GUESS’ Central London flagship store. Earlier in his distinguished career, he was General Manager, UK and Ireland, for Groupe Zannier International from September 2004 through 2007; United Kingdom Sales Director for Burberry from September 2001 through 2004; and United Kingdom Sales Manager for LVMH Kenzo Homme UK Ltd. from November 1997 through August 2001.

Mr. Groves has not previously held any directorships in any reporting companies.

Dana Perez, CPA – Chief Financial Officer – Ms. Perez was appointed as Chief Financial Officer in January 2024, bringing MGO over two decades of experience in accounting spanning numerous industries. Prior to joining MGO, Ms. Perez served as the principal of Eschenburg Perez CPA, LLC, a specialty financial consulting firm she founded in October 2020 to provide outsourced CFO services to public and private companies and non-profit organizations.

A Florida licensed CPA, she has specialized expertise in the areas of audit management and oversight, SEC compliance and reporting, technical memo preparation, government contract compliance, financial statement presentation and analysis, general ledger management and workflow automation implementation. From June 2021 through December 2022, Ms. Perez served as Chief Financial Officer of Jupiter Neurosciences; and from May 2013 through April 2021, she was the CFO of Adopt-A-Family of the Palm Beaches, Inc. Earlier in her career, she served as Manager, National Office of Risk Management and Audit Manager at McGladrey, now RSM US, the fifth largest accounting firm in the United States.

Ms. Perez earned both a Bachelor of Science degree and a Master of Science degree in Accountancy from the University of North Carolina Wilmington.

Ping Rawson, Independent Director – Ms. Rawson has served as a member of the Board of Directors since November 2023. She currently is Chief Financial Officer of Dyadic International, Inc. (Nasdaq: DYAI), a global biotechnology company, a position she has held since June 2019. Ms. Rawson previously served as Dyadic’s Chief Accounting Officer beginning in March 2018. Prior to joining Dyadic in June 2016 as the Company’s Director of Financial Reporting, Ms. Rawson served as a technical accounting management position for ADT security services, where she led accounting and financial reporting workstream for acquisition, integration and restructuring.

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Prior to that, Ms. Rawson was an accounting research principal for NextEra Energy, Inc. (Florida Power & Light Company), where she was responsible for accounting research and new standards implementation. Previously, she was a manager at Deloitte in New York City, where she was a subject matter specialist for derivatives, financial instruments and valuation, providing audit, SEC reporting, and capital markets consulting services to large banking and multinational public companies in the financial service industry. Ms. Rawson holds both an M.B.A. in Finance, and an M.S. in Accounting from the State University of New York at Buffalo, and a B.S. in Economics from Guangdong University of Foreign Studies.

Ms. Rawson also serves as a member of the Board of Directors and Audit Committee Chairperson of Nerds on Site Inc, a cybersecurity and mobile IT solutions company servicing the small and medium enterprise (SME) marketplace in Canada and the U.S. (CSE: NERD.CN; OTC: NOSUF). We believe that her experience in corporate finance, public company accounting, and investor relations makes her well qualified to serve on our Board and as an independent member of the Board’s committees.

Obie McKenzie, Independent Director – Mr. McKenzie has served as a member of the Board of Directors of the Company since January 13, 2023 – the day on which the Company commenced trading on the Nasdaq. Beginning in January 2019 through to the present, Mr. McKenzie has served as Vice Chairman of Cordiant Capital, a global infrastructure and real assets investment firm focused on digital infrastructure, renewable energy infrastructure and agriculture. In his role as Managing Director of BlackRock Inc. from January 2000 through December 2018, he was wholly responsible for managing relationships with some of the largest pension funds in the United States to include the Teacher Retirement System of Texas, New York City Employees’ Retirement System and the Federal Reserve Employee Benefits System, among others.

During his accomplished career, Mr. McKenzie served as Managing Director at Merrill Lynch from 1990 through 2006; Executive Director at UBS Asset Management and Managing Director at Chase Investors from 1987 through 1990; as well as Founder and President of McKenzie & Company, an NASD registered broker-dealer from 1984 through 1987. During the late 1970’s and early 1980’s, Mr. McKenzie held positions at Citibank, Chemical Bank and Freedom National Bank as a commercial banker. He was also Manager of Banking and Pensions at The New York Times in 1975 and began his career as a Corporate Finance Associate for Morgan Stanley in 1972.

Mr. McKenzie was a founding board member of the National Association of Securities Professionals, where he received the “Wall Street Hall of Fame Award” in 2001. In 2010, Mr. McKenzie received the AIMSE Richard A. Lothrop Outstanding Achievement Award in recognition for his outstanding achievements in the investment management industry and his community. In 2011, he was named by Black Enterprise Magazine as one of the 75 Most Powerful Blacks on Wall Street; and in 2013, he was named Public Fund Marketer of the Year by Money Management Intelligence. Mr. McKenzie earned a Bachelor of Science degree from Tennessee State University and an MBA from Harvard Business School.

Since February 2024, Mr. McKenzie also serves as a member of the Board of Directors of SharpLink Gaming, Inc. (Nasdaq: SBET). We believe that Mr. McKenzie’s experience in banking and technology businesses makes him well qualified to serve on our Board and as an independent member of the Board’s committees.

Jeffrey Lerner – Mr. Lerner has served as a member of MGO’s Board of Directors since December 2023 and he is an independent contractor to MGO providing marketing consulting services to the leadership team. He currently serves as CEO of Misnomer, a fractional Chief Marketing Officer consulting firm he founded in 2017 to advise start-up companies on developing effective branding, marketing and public relations strategies.

Early in his career, Mr. Lerner rose through the ranks at Google over a seven-year period, serving in several marketing and sales leadership roles for the global leader in search and digital marketing. As Director of eCommerce and Digital Marketing at Cricket Wireless, he delivered tens of millions of dollars in annual revenues through the Company’s eCommerce platform and significantly reduced traffic acquisition costs prior to Cricket’s sale to AT&T for $1.2 billion. Other key leadership roles included Director of Acquisition Marketing at Provide Commerce, where he led eCommerce initiatives for the Company’s multi-million dollar national floral and gift retailing websites, including ProFlowers, FTD.com, Shari’s Berries and Personal Creations; and served as Head of Marketing and Public Relations for Online Guru, the number one, most visited automotive-related website in the United States. Mr. Lerner is the published author of “The Power of Relationships in Professional Growth” and is an in-demand speaker for global marketing industry events and conferences.

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Mr. Lerner has not previously held any directorships in any reporting companies. We believe that his experience in ecommerce, brand building and digital marketing makes him well qualified to serve on our Board and as an independent member of the Board’s committees.

Paul Wahlgren, Independent Director – Mr. Wahlgren has served as a member of the Board of Directors of the Company since January 13, 2023 – the day on which the Company commenced trading on the Nasdaq. An entrepreneurial senior business leader with over 40 years of experience in the luxury consumer goods, beauty and electronics industries, Mr. Wahlgren currently serves as U.S. Managing Director of Artlume, a digital art streaming service which enables high-end digital art to be displayed on smart TVs and screens. From 2018 through 2023, he served as Chief Marketing Officer of Simply Active Cosmetics, a company he co-founded in January 2018 to bring to market the BeautyStat Cosmetics line, a brand that is now offered worldwide through multiple channels, including DTC, retail and ecommerce. From January 2014 to January 2018, he has also served as Chief Executive Officer and Chief Operating Officer of Biomimetic Laboratories, Inc., founded by Mr. Wahlgren and a team of other leading beauty industry innovators. From 2011 through 2013 and 2003 through 2008, he was Managing Director and International Sales Manager, respectively, of New York-based Jacob & Co. Watches Inc., a luxury timepiece and fine jewelry designer and manufacturer; and from 2010 through 2011, he was Director of Wholesale at Theo Fennell Plc., another prestigious fine jewelry designer and manufacturer based in the United Kingdom. Earlier in his career, he also held senior leadership positions in Europe with Expert International GMBH and Philips Consumer Electronics.

In addition to being a hands-on operator, Mr. Wahlgren has consulted with companies on expanding their businesses and market penetration efforts. From 2018-2019, he lent his expertise to DFO Global, a digital performance marketing agency; from 2017-2018, he consulted with MiMedia, Inc., a next generation consumer cloud platform; and from 2016 through present day, he is advising the leadership of Fox Models International, a talent management agency.

Mr. Wahlgren is a graduate of State University College at Buffalo, where he earned a Bachelor of Science degree in Business Administration. He also holds an MBA from Nyenrode Business Universiteit in the Netherlands and completed the Digital Strategy Program at Harvard University. He currently serves as board member American Friends of Nyenrode University Inc. (“AFNU”) and had served on the Parents Association Board and as the Annual Benefit Co-Chairman for the Hewitt School in New York City.

Mr. Wahlgren has not previously held any directorships in any reporting companies. We believe that Mr. Wahlgren’s experience in luxury consumer goods, beauty and electronics industries makes him well qualified to serve on our Board and as an independent member of the Board’s committees.

Family Relationships

There are no family relationships among any of our executive officers or directors.

Involvement in Certain Legal Proceedings

To our knowledge, none of our current directors or executive officers has, during the past ten (10) years:

●	been convicted in a criminal proceeding or been subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

●	had any bankruptcy petition filed by or against the business or property of the person, or of any partnership, corporation or business association of which he was a general partner or executive officer, either at the time of the bankruptcy filing or within two (2) years prior to that time;

●	been subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction or federal or state authority, permanently or temporarily enjoining, barring, suspending or otherwise limiting, his involvement in any type of business, securities, futures, commodities, investment, banking, savings and loan, or insurance activities, or to be associated with persons engaged in any such activity;

●	been found by a court of competent jurisdiction in a civil action or by the SEC or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated;

●	been the subject of, or a party to, any federal or state judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated (not including any settlement of a civil proceeding among private litigants), relating to an alleged violation of any federal or state securities or commodities law or regulation, any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order, or any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

●	been the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

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CORPORATE GOVERNANCE

The business and affairs of the Company are managed under the direction of the Board. The Board believes that good corporate governance is a critical factor in achieving business success and in fulfilling the Board’s responsibilities to the Company’s stockholders. The Board believes that its practices align management and stockholder interests.

The Investor Relations section of the Company website makes available the Company’s corporate governance materials, including the Amended and Restated Certificate of Incorporation, as amended (“Certificate of Incorporation”), and Amended and Restated Bylaws, as amended (the “Bylaws”), the charters for each Board committee, the Company’s Code of Business Conduct and Ethics and information about how to report concerns about the Company. To access these documents on the Company’s website, please visit www.mgoglobalinc.com/corporate-governance/.

Board Composition/Election

Our Board presently consists of seven (7) directors whose terms expire at this Annual Meeting. Our directors are elected annually. The Board has fixed the number of directors at seven (7).

As discussed in more detail later in this section, the Board has determined that four (4) of the seven (7) individuals standing for election are independent under the rules of Nasdaq.

Board Meetings

The Board met a total of five (5) times during fiscal year 2023 in person or via video or teleconference and acted by unanimous written consent three (3) times. Each of the directors who served in the fiscal year 2023 attended at least 100% of the meetings of the Board and the committees of which he was a member and that were held during the period he served as a director.

Selection of Nominees for The Board of Directors

The Nominating and Corporate Governance Committee considers candidates for Board membership suggested by its members and other Board members, as well as management and stockholders. The Nominating and Corporate Governance Committee’s charter provides that it may retain a third-party executive search firm to identify candidates from time to time. Our Board seeks members from diverse professional backgrounds who combine a broad spectrum of experience and expertise with a reputation for integrity. Directors should have experience in positions with a high degree of responsibility, be leaders in the companies or institutions with which they are affiliated and are selected based upon contributions they can make to the Board and management. The Nominating and Corporate Governance Committee’s assessment of a proposed candidate may include a review of the person’s judgment, experience, independence, understanding of the Company’s business or other related industries and such other factors as the Nominating and Corporate Governance Committee determines are relevant in light of the needs of the Board. The Nominating and Corporate Governance Committee believes that its nominees should reflect a diversity of experience, gender, race, ethnicity and age. The Board does not have a specific policy regarding director diversity. The Nominating and Corporate Governance Committee also considers such other relevant factors as it deems appropriate, including the current composition of the Board, the balance of management and independent directors, and the evaluations of other prospective nominees, if any.

In connection with this evaluation, it is expected that each member of the Nominating and Corporate Governance Committee will interview the prospective nominee before the prospective nominee is presented to the full Board for consideration. After completing this evaluation and interview process, the Nominating and Corporate Governance Committee will make a recommendation to the full Board as to the person(s) who should be nominated by the Board, and the Board determines the nominee(s) after considering the recommendation and report of the Nominating and Corporate Governance Committee. We look for director candidates who have the skills and experience necessary to help us achieve success within our industry.

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We believe that each of our directors has the necessary qualifications to be a value-added member of our Board. As noted in the director biographies, our directors have experience, qualifications and skills across a wide range of public and private companies, possessing a broad spectrum of experience both individually and collectively.

There are no arrangements or understanding between any of the directors or the director nominee or officers of our Company or any other person pursuant to which any officer or director or director nominee was or is to be selected as an officer or director or director nominee.

Nominees for Director

The Board nominated Maximiliano Ojeda, Virginia Hilfiger, Julian Groves, Ping Rawson, Obie McKenzie, Jeffrey Lerner, and Paul Wahlgren to stand for election for the seven (7) Board seats. Each such individual has consented to serve if elected.

If elected, we expect that all of the aforementioned nominees will serve as directors and hold office until the 2025 Annual Meeting of Stockholders and until their respective successors have been elected and qualified or until their death, retirement or resignation.

Stockholder Nominations

For  nominations or other business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Nominating and Corporate Governance Committee.

To be timely, a stockholder’s notice shall be delivered to the Chief Financial Officer at the principal executive offices of the Company not later than the close of business on the tenth (10th) day following the day on which public announcement of the date of such meeting is first made. In no event shall the public announcement of an adjournment of an annual meeting commence a new time period for the giving of a stockholder’s notice as described above.

Such stockholder’s notice shall set forth: (A) as to each person whom the stockholder proposed to nominate for election or reelection as a director all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Rule 14a-4(d) thereunder (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected); (B) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination is made: (i) the name and address of such stockholder, as they appear on the Company’s books, and of such beneficial owner, (ii) the class and number of shares of the Company that are owned beneficially and of record by such stockholder and such beneficial owner and (iii) whether either such stockholder or beneficial owner intends to deliver a proxy statement and form of proxy to holders of, in the case of the proposal, at least the percentage of the Company’s voting shares required under applicable law to carry the proposal or, in the case of a nomination or nominations, a sufficient number of holders of the Company’s voting shares to elect such nominee or nominees.

Nominations and the solicitation notice should be sent to the Nominating and Corporate Governance Committee, MGO Global Inc., 1515 SE 17th Street, Suite 121/#460596, Ft. Lauderdale, Florida 33346.

As of the date of this Proxy Statement, we have not received timely notice of any nomination by a stockholder.

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Ethical Guidelines

MGO’s Code of Business Conduct and Ethics (“Code of Ethics”) was adopted to emphasize the Company’s commitment to the highest standards of business conduct. The Code of Ethics applies to all of our directors, officers and employees, including our principal executive officer, principal financial officer and principal accounting officer or controller, or persons performing similar functions. The Code of Ethics is available on our corporate website at www.mgoglobalinc.com. The Code of Ethics addresses, among other things, honesty and ethical conduct, conflicts of interest, compliance with laws, regulations and policies, including disclosure requirements under the federal securities laws, and reporting of violations of the Code of Ethics. The Code of Ethics requires compliance with applicable law, discusses how conflicts of interest are handled, requires familiarity with the Company’s disclosure requirements and provides for waivers under certain circumstances.

We are required to disclose any amendment to, or waiver from, a provision of our Code of Ethics applicable to our principal executive officer, principal financial officer, principal accounting officer, controller, or persons performing similar functions. We intend to use our website as a method of disseminating this disclosure as well as by SEC filings, as permitted or required by applicable SEC rules. Any such disclosure will be posted to our website within four (4) business days following the date of any such amendment to, or waiver from, a provision of our Code of Ethics.

Board Leadership

The Nominating and Corporate Governance Committee annually reviews the Board’s leadership structure and evaluates the performance and effectiveness of the Board. The Board retains the authority to modify its leadership structure in order to stay current with our Company’s circumstances and advance the best interests of the Company and its stockholders as and when appropriate. The Board’s annual self-evaluation includes questions regarding the Board’s opportunities for open communication and the effectiveness of executive sessions.

Director Independence

Our Board is composed of a majority of “independent directors” as defined under the rules of Nasdaq. We use the definition of “independence” applied by Nasdaq to make this determination. Nasdaq Listing Rule 5605(a)(2) provides that an “independent director” is a person other than an officer or employee of the company or any other individual having a relationship which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The Nasdaq listing rules provide that a director cannot be considered independent if:

●	the director is, or at any time during the past three years was, an employee of the company;

●	the director or a family member of the director accepted any compensation from the company in excess of $120,000 during any period of 12 consecutive months within the 3 years preceding the independence determination (subject to certain exemptions, including, among other things, compensation for board or board committee service);

●	the director or a family member of the director is a partner in, controlling shareholder of, or an executive officer of an entity to which the company made, or from which the company received, payments in the current or any of the past three fiscal years that exceed 5% of the recipient’s consolidated gross revenue for that year or $200,000, whichever is greater (subject to certain exemptions);

●	the director or a family member of the director is employed as an executive officer of an entity where, at any time during the past three years, any of the executive officers of the company served on the compensation committee of such other entity; and

●	the director or a family member of the director is a current partner of the Company’s outside auditor, or at any time during the past three years was a partner or employee of the Company’s outside auditor, and who worked on the Company’s audit.

Under such definitions, our Board has undertaken a review of the independence of each director. Based on the information provided by each director concerning his or her background, employment and affiliations, our Board has determined that Ping Rawson, Obie McKenzie, Jeffrey Lerner, and Paul Wahlgren are independent directors of the Company.

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Role of Board in Risk Oversight Process

The Board oversees that the assets of our company are properly safeguarded, that the appropriate financial and other controls are maintained, and that our business is conducted wisely and in compliance with applicable laws and regulations and proper governance. Included in these responsibilities is the Board’s oversight of the various risks facing our company. In this regard, our board seeks to understand and oversee critical business risks. Our Board does not view risk in isolation. Risks are considered in virtually every business decision and as part of our business strategy. Our board recognizes that it is neither possible nor prudent to eliminate all risk. Indeed, purposeful and appropriate risk-taking is essential for our company to be competitive on a global basis and to achieve its objectives.

While the Board oversees risk management, Company management is charged with managing risk. Management communicates routinely with the Board and individual directors on the significant risks identified and how they are being managed. Directors are free to, and indeed often do, communicate directly with senior management.

Our Board administers its risk oversight function as a whole by making risk oversight a matter of collective consideration. Much of this work has been delegated to committees, which meet regularly and report back to the full Board. The Audit Committee oversees risks related to our financial statements, the financial reporting process, accounting and legal matters, the Compensation Committee evaluates the risks and rewards associated with our compensation philosophy and programs, and the Nominating and Corporate Governance Committee evaluates risk associated with management decisions and strategic direction.

Board Committees

The Board has established three standing committees: (i) Audit Committee of the Board (the “Audit Committee”); (ii) Compensation Committee of the Board (“Compensation Committee”); and (iii) Nominating and Corporate Governance Committee of the Board (the “Nominating Committee”). Each of the committees operates pursuant to its charter. The committee charters will be reviewed annually by the Nominating Committee. If appropriate, and in consultation with the chairs of the other committees, the Nominating Committee may propose revisions to the charters. The responsibilities of each committee are described in more detail below.

Audit Committee

Our Audit Committee consists of three independent directors. The members of the audit committee are Ping Rawson, Obie McKenzie and Paul Wahlgren. Ms. Rawson has been appointed as Chairperson of the audit committee. In addition, our Board has determined that Ms. Rawson is an audit committee financial expert within the meaning of Item 407(d) of Regulation S-K under the Securities Act. The audit committee’s duties, which are specified in our Audit Committee Charter, include, but are not limited to:

●	reviewing and discussing with management and the independent auditor the annual audited financial statements, and recommending to the Board whether the audited financial statements should be included in our annual disclosure report;

●	discussing with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of our financial statements;

●	discussing with management major risk assessment and risk management policies;

●	monitoring the independence of the independent auditor;

●	verifying the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law;

●	reviewing and approving all related-party transactions;

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●	pre-approving all audit services and permitted non-audit services to be performed by our independent auditor, including the fees and terms of the services to be performed;

●	appointing or replacing the independent auditor;

●	determining the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work;

●	establishing procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or reports which raise material issues regarding our financial statements or accounting policies; and

●	approving reimbursement of expenses incurred by our management team in identifying potential target businesses.

The Audit Committee is composed exclusively of “independent directors” who are “financially literate” as defined under the Nasdaq listing standards. The Nasdaq listing standards define “financially literate” as being able to read and understand fundamental financial statements, including a company’s balance sheet, income statement and cash flow statement. The committee has, and will continue to have, at least one member who has past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background that results in the individual’s financial sophistication.

Compensation Committee

Our Compensation Committee consists of three independent directors. The members of the Compensation Committee are Obie McKenzie, Paul Wahlgren and Jeffrey Lerner, each of whom is an independent director. Each member of our Compensation Committee is also a non-employee director, as defined under Rule 16b-3 promulgated under the Exchange Act, and an outside director, as defined pursuant to Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”). Mr. McKenzie is the chairman of the Compensation Committee.

The Compensation Committee assists the Board in reviewing and approving the compensation structure, including all forms of compensation relating to our directors and executive officers. The Compensation Committee’s duties, which are specified in our Compensation Committee Charter, include, but are not limited to:

●	reviews, approves and determines, or makes recommendations to our Board regarding, the compensation of our executive officers;

●	administers our equity compensation plans;

●	reviews and approves, or makes recommendations to our Board, regarding incentive compensation and equity compensation plans; and

●	establishes and reviews general policies relating to compensation and benefits of our employees.

Nominating and Corporate Governance Committee.

Our Nominating Committee consists of two independent directors. The members of the Nominating Committee are Ping Rawson and Jeff Lerner. Julian Groves serves as an advisor for the Nominating Governance Committee with a right to advise and discuss with the members of the committee qualifications of the candidates. Mr. Groves does not have a right to nominate candidates or any other rights of the members of Nominating Committee. Mr. Lerner is the Chairman of the Nominating Committee.

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The Nominating Committee assists the Board in selecting individuals qualified to become our directors and in determining the composition of the Board and its committees. The Nominating Committee’s duties, which are specified in our Nominating Committee Charter, include, but are not limited to:

●	identifying, reviewing and evaluating candidates to serve on our Board consistent with criteria approved by our Board;

●	evaluating director performance on our Board and applicable committees of our Board and determining whether continued service on our Board is appropriate;

●	evaluating nominations by stockholders of candidates for election to our Board; and

●	corporate governance matters.

In making nominations, the Nominating Committee intends to submit candidates who have high personal and professional integrity, who have demonstrated exceptional ability and judgment and who are effective, in conjunction with the other nominees to the Board, in collectively serving the long-term interests of the stockholders. In evaluating nominees, the Nominating Committee intends to take into consideration attributes such as leadership, independence, interpersonal skills, financial acumen, business experiences and industry knowledge.

One of the primary responsibilities of the Nominating Committee is to make appropriate recommendations to the Board for the appointment or re-appointment of directors. The Company seeks to have directors who, in addition to relevant commercial and business expertise, meet the highest standards of character and personal integrity, judgment and critical thinking, who have an inquiring mind, vision, a willingness to ask hard questions and the ability to work well with others, who are free of any conflict of interest that would interfere with proper performance of their responsibilities, who are willing and able to devote sufficient time to the affairs of the Company, and have the capacity and desire to represent the best interests of the stockholders of the Company as a whole. In recommending appointments to the Board, the Nominating Committee is mindful of the overall balance of the skills, knowledge and experience of Board members against the current and future requirements of the Company and of the benefits of diversity. The Company recognizes the importance of diversity at all levels of the Company as well as on the Board and considers overall Board balance and diversity when appointing new directors.

The Company employs multiple strategies in identifying director nominees, including the obtaining of recommendations from security holders, from current directors, and from the Company’s corporate advisors. The Company also intends to utilize professional recruitment firms, as may be required, in seeking qualified director nominees. The qualifications of director nominees are evaluated by the Nominating Committee to determine if the director nominees have the requisite expertise to maintain a proper balance of skills required by the Board. The Nominating Committee does not have a formal policy with respect to the consideration of director candidates recommended by stockholders, however, there are no differences in the evaluation of director nominees recommended by security holders. Director nominees are interviewed in depth by the Nominating Committee and the Board to further qualify the director nominees and evaluate the personal integrity and character of the candidate.

In addition, our Board may, from time to time, designate one or more additional committees, which shall have the duties and powers granted to it by our Board.

Policy on Clawback and Recovery of Compensation

In November 2023, we adopted a clawback policy (the “Clawback Policy”) in compliance with the requirements of the Dodd-Frank Act, final SEC rules and applicable Nasdaq listing standards, which covers our current and former executive officers. Under the Clawback Policy, in the event the Company is required to prepare an accounting restatement of its financial statements due to the Company’s material noncompliance with any financial reporting requirement under the securities laws, the Board will require reimbursement or forfeiture of any excess Incentive Compensation received by any covered executive during the three completed fiscal years immediately preceding the date on which the Company is required to prepare an accounting restatement. “Incentive Compensation” is defined as a compensation that is granted, earned, or vested based wholly or in part on the attainment of a financial reporting measure.

Insider Trading Policy

In July 2023, we adopted an insider trading policy governing the purchase, sale, and/or other dispositions of our securities by our directors, officers, and employees, to promote compliance with insider trading laws, rules and regulations, and applicable Nasdaq listing standards applicable to us. Our insider trading policy, among other things, prohibits our directors, officers, and employees from holding our securities in a margin account or pledging our securities as collateral for a loan. In addition, our insider trading policy prohibits employees, officers, and directors from engaging in put or call options, short selling, or similar hedging activities involving our stock.

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AUDIT COMMITTEE REPORT

The Audit Committee: The members of the Audit Committee (for purposes of this report, the “Committee”) are Ping Rawson, who serves as Chairperson, Obie McKenzie and Paul Wahlgren. The Board has determined that all of the members of the Committee are independent within the meaning of applicable SEC regulations and the listing standards of the Nasdaq and that Ms. Rawson, the Chair of the Committee, is qualified as an audit committee financial expert within the meaning of SEC regulations. The Board has also determined that Ms. Rawson has accounting and related financial management expertise within the meaning of the listing standards of the Nasdaq and that each member of the Committee is financially literate within the meaning of the Nasdaq listing standards.

Audit Committee Charter: The Audit Committee operates under a written charter adopted by the Board. The charter is reviewed by management at least annually, and any recommended changes are presented to the Committee for review and approval. The charter is available on our website at: www.mgoglobalinc.com.

Audit Committee Responsibilities: The Committee assists the Board in fulfilling its responsibilities for general oversight of the integrity of the Company’s financial statements, the adequacy of the Company’s system of internal controls and procedures and disclosure controls and procedures, the Company’s risk management, the Company’s compliance with legal and regulatory requirements, the independent auditors’ qualifications and independence and the performance of the Company’s internal audit function and independent auditors. The Committee has the authority to obtain advice and assistance from outside legal, accounting or other advisors as the Committee deems necessary to carry out its duties and receive appropriate funding, as determined by the Committee, from the Company for such advice and assistance.

The Committee has sole authority over the selection of the Company’s independent auditors and manages the Company’s relationship with its independent auditors (who report directly to the Committee). Each year, the Committee evaluates the performance, qualifications and independence of the independent auditors. The Committee is also involved in the selection of the lead audit partner. In evaluating the Company’s independent auditors, the Committee considers the quality of the services provided, as well as the independent auditors’ and lead partner’s capabilities and technical expertise and knowledge of the Company’s operations and industry.

The Committee met six (6) times during the fiscal year ended 2023. The Committee schedules its meetings with a view to ensuring that it devotes appropriate attention to all of its tasks. The Committee’s meetings generally include private sessions with the Company’s independent auditors, without the presence of the Company’s management. In addition to the scheduled meetings, senior management confers with the Committee or its Chairperson from time to time, as senior management deems advisable or appropriate, in connection with issues or concerns that arise throughout the year.

Management is responsible for the Company’s financial reporting process, including its system of internal control over financial reporting, and for the preparation of consolidated financial statements in accordance with accounting principles generally accepted in the United States. The Company’s independent auditors are responsible for auditing those financial statements in accordance with professional standards and expressing an opinion as to their material conformity with U.S. generally accepted accounting principles and for auditing the effectiveness of the Company’s internal control over financial reporting. The Committee’s responsibility is to monitor and review the Company’s financial reporting process and discuss management’s report on the Company’s internal control over financial reporting. It is not the Committee’s duty or responsibility to conduct audits or accounting reviews or procedures. The Committee has relied, without independent verification, on management’s representations that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the U.S. and that the Company’s internal control over financial reporting is effective. The Committee has also relied, without independent verification, on the opinion of the independent auditors included in their report regarding the Company’s financial statements and effectiveness of internal control over financial reporting.

Oversight Matters: As part of its oversight of the Company’s financial statements, the Committee reviews and discusses with both management and the Company’s independent auditors all annual and quarterly financial statements prior to their issuance. With respect to each 2023 fiscal reporting period, management advised the Committee that each set of financial statements reviewed had been prepared in accordance with accounting principles generally accepted in the U.S., and reviewed significant accounting and disclosure issues with the Committee. These reviews included discussions with the independent auditors of matters required to be discussed pursuant to Public Company Accounting Oversight Board (“PCAOB”) Auditing Standard No. 1301 (Communication with Audit Committees), including the quality (not merely the acceptability) of the Company’s accounting principles, the reasonableness of significant judgments, the clarity of disclosures in the financial statements and disclosures related to critical accounting practices. The Committee has also discussed with Assurance Dimensions, LLC matters relating to their respective independence, including a review of audit and non-audit fees and the written disclosures and letter received from Assurance Dimensions, LLC required by applicable requirements of the PCAOB regarding their respective communications with the Committee concerning independence. The Committee also considered whether non-audit services provided by the independent auditors are compatible with the independent auditors’ independence. The Committee also received regular updates, and written summaries as required by the PCAOB rules (for tax and other services), on the amount of fees and scope of audit, audit-related, tax and other services provided.

In addition, the Committee reviewed key initiatives and programs aimed at strengthening the effectiveness of the Company’s internal and disclosure control structure. As part of this process, the Committee continued to monitor the scope and adequacy of the Company’s internal auditing program, reviewing staffing levels and steps taken to implement recommended improvements in internal procedures and controls. The Committee also reviews and discusses legal and compliance matters with management, and, as necessary or advisable, the Company’s independent auditors.

Audit Committee Recommendation: Based on the Committee’s discussions with management and the independent auditors and the Committee’s review of the representations of management and the report of the independent auditors to the Board and stockholders, and subject to the limitations on the Committee’s role and responsibilities referred to above and in the Audit Committee Charter, the Committee recommended to the Board that it include the audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023 for filing with the SEC .

This report has been furnished by the members of the Audit Committee:

Ping Rawson, Chairperson

Obie McKenzie

Paul Wahlgren

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DIRECTOR COMPENSATION

The Compensation Committee establishes and reevaluates if it deems necessary or prudent in its discretion, the cash and equity awards (amount and manner or method of payment) to be made to non-employee directors for such fiscal year. In making this determination, the Compensation Committee may utilize such market standard metrics as it deems appropriate, including, without limitation, an analysis of cash compensation paid to our peer group’s independent directors.

The Compensation Committee has the power and discretion to determine in the future whether non-employee directors should receive annual or other grants of options to purchase shares of common stock or other equity incentive awards in such amounts and under such policies as the Compensation Committee may determine utilizing such market standard metrics as it deems appropriate, including, without limitation, an analysis of equity awards granted to independent directors of our peer group.

The following summary board compensation table provides information regarding the Board compensation paid during our fiscal year ended December 31, 2023 to our Board members. Only our independent directors received compensation for being directors during fiscal year 2023.

Director	Cash Compensation	Equity Compensation		Total Compensation
Ping Rawson	$5,918	$658	(1)	$15,518
Salima Popatia	$46,550	$12,960	(2)	$59,510
Obie McKenzie	$52,500	$16,708	(3)	$88,900
Nicole Fernandez-McGovern	$49,933	$12,134	(4)	$62,067
Jeffrey Lerner	$1,879	$5,922	(5)	$16,340
Paul Wahlgren	$46,500	$16,708	(6)	$82,900
Total	$203,280	$65,090		$325,235

(1) Represents 2,000 restricted stock units (“RSU”) granted to Ms. Rawson by the Company on November 11, 2023, none of which vested during 2023.

(2) Represents 2,000 RSUs granted to Ms. Popatia by the Company on August 1, 2023, 667 of which have vested and 1333 were cancelled due to her resignation from the Board.

(3) Represents 2,000 RSUs granted to Mr. McKenzie by the Company on August 1, 2023, 666 of which have vested.

(4) Represents 2,000 RSUs granted to Ms. Fernandez-McGovern by the Company on August 1, 2023, 667 of which have vested and 1,333 were cancelled due to her resignation from the Board.

(5) Represents (i) a total of 1,125 RSUs granted to Mr. Lerner by the Company in October, November and December 2023 which fully vested and converted into 1,125 shares of common stock of the Company, and (ii) 2,000 RSUs granted to Mr. Lerner by the Company on December 18, 2023.

(6) Represents 2,000 RSUs granted to Mr. Wahlgreen by the Company on August 1, 2023, 666 of which have vested.

We reimburse all reasonable out-of-pocket expenses incurred by directors for their attendance at meetings of our Board or any committee thereof.

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EXECUTIVE COMPENSATION

Summary Compensation Table

The following summary compensation table provides information concerning all cash and non-cash compensation that have been or will be awarded to, earned by or paid during our fiscal year ended December 31, 2023 and December 31, 2022 to our Chief Executive Officer (principal executive officer), Chief Brand Officer and Chief Operating Officer. We refer to these individuals as our “named executive officers” (“NEO”).

Name and Principal Position	Year	Salary ($)		Bonus ($)	Stock Awards ($)	Option Awards ($)	All Other Compensation ($)		Total ($)
Maximiliano Ojeda	2023	180,000		135,000	45,453	292,636	1,307	(4)	654,396
Chief Executive Officer	2022	118,750	(1)	-	-	-	7,807	(2)	126,557
Virginia Hilfiger	2023	144,000		108,000	36,310	292,636	-		580,946
Chief Brand Officer	2022	103,750	(3)	-	-	-	-		103,750
Julian Groves	2023	130,000		92,088	32,807	292,636	-		547,531
Chief Operating Officer	2022	83,208	(5)	-	-	-	-		83,208

(1)	Up until July 19, 2022, Mr. Ojeda’s salary was $75,000 annually; as of July 19, 2022 his salary increased to $180,000. $34,000 in cash compensation was paid to Mr. Ojeda and the balance of $84,750 was accrued through December 31, 2022.

(2)	Represents auto lease and car insurance payments made in respect of automobile used by Mr. Ojeda in 2022.

(3)	Up until July 19, 2022, Ms. Hilfiger’s salary was $75,000 annually; as of July 19, 2022, her salary increased to $144,000. $16,500 in cash compensation was paid to Ms. Hilfiger and the balance of $87,250 was accrued through December 31, 2022.

(4)	Represents life insurance payments made for the benefit of Mr. Ojeda in 2023.

(5)	On July 19, 2022, Mr. Groves entered into an employment agreement for a salary of $130,000 annually; All of Mr. Groves salary was accrued as of December 31, 2022.

Employment Agreements

We have executed the following employment agreements with our named executive officers. The material terms of each of those arrangements are summarized below. The summaries are not complete descriptions of all provisions of the employment arrangements and are qualified in their entirety by reference to the written employment arrangements, each filed as an exhibit to our 2023 Annual Report.

Ojeda Employment Agreement. Maximiliano Ojeda, our Chairman and Chief Executive Officer, and the Company entered into a two-year Employment Agreement dated as of July 19, 2022 (the “Ojeda Employment Agreement”), which was amended and restated on October 13, 2022, and further amended on March 27, 2024. The Ojeda Employment Agreement provides Mr. Ojeda with an annual base salary of $325,000, an annual discretionary performance bonus of up to 25% of the annual base salary and shall be based upon the achievement of predetermined performance goals to be determined by the board of directors in their sole discretion. Pursuant to the Ojeda Employment Agreement, the Company shall directly pay or reimburse Mr. Ojeda for the premiums of term life and disability insurance policies, up to a maximum of $10,000 annually, and provide Mr. Ojeda with an automobile allowance of $1,000 per month during the term of his employment.

Pursuant to the Ojeda Employment Agreement, Mr. Ojeda is entitled to the following equity awards: (1) subject to approval of the Board, Mr. Ojeda shall be granted a five-year option to purchase a total of 10,000 shares of the Company’s common stock at the per share exercise price equal to one hundred ten percent (110%) of the closing price of the Company’s common stock on the trading date immediately preceding the date of the grant, as reported by the Nasdaq Stock Market LLC. Such option shall vest and become exercisable on January 1, 2025; (2) an award of 10,000 restricted stock units on March 27, 2024, which shall vest and convert into the shares of the Company’s common stock in equal installments quarterly over 2024 fiscal year; (3) additional equity awards recommended by the Compensation Committee and approved by the Board.

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Under the Ojeda Employment Agreement, in the event that Mr. Ojeda’s employment is terminated by us without cause (as described in the Ojeda Employment Agreement) or by Mr. Ojeda for good reason (as described in the Ojeda Employment Agreement), Mr. Ojeda would be entitled to (a) payment of any base salary earned but unpaid through the date of termination; (b) unused paid time off; (c) additional vested benefits (if any) in accordance with the applicable terms of applicable Company arrangements; and (d) any unreimbursed expenses incurred (collectively, the “Accrued Amounts”) plus for a period of 12 months Mr. Ojeda would be entitled to receive base salary and COBRA payments plus a lump sum payment equal to 100% of his base salary. If Mr. Ojeda is terminated (a) by us (i) for “cause” as defined in the Ojeda Employment Agreement; (ii) due to death or disability; (iii) non-renewal of the Ojeda Employment Agreement or (b) by Mr. Ojeda without good reason, then Mr. Ojeda would only be entitled to receive the Accrued Amounts.

Hilfiger Employment Agreement. Virginia Hilfiger, our Director and Chief Design Officer, and the Company entered into a two-year Employment Agreement dated as of July 19, 2022 (the “Hilfiger Employment Agreement”), which was amended and restated on October 13, 2022, and further amended on March 27, 2024. The Hilfiger Employment Agreement provides Ms. Hilfiger with an annual base salary of $250,000, an annual discretionary performance bonus of up to 25% of the annual base salary and shall be based upon the achievement of predetermined performance goals to be determined by the board of directors in their sole discretion. Pursuant to the Hilfiger Employment Agreement, the Company shall directly pay or reimburse Ms. Hilfiger for the premiums of term life and disability insurance policies, up to a maximum of $10,000 annually, and provide Ms. Hilfiger with an automobile allowance of $1,000 per month during the term of her employment.

Pursuant to the Hilfiger Employment Agreement, Ms. Hilfiger is entitled to the following equity awards: (1) subject to approval of the Board, Ms. Hilfiger shall be granted a five-year option to purchase a total of 10,000 shares of the Company’s common stock at the per share exercise price equal to one hundred ten percent (110%) of the closing price of the Company’s common stock on the trading date immediately preceding the date of the grant, as reported by the Nasdaq Stock Market LLC. Such option shall vest and become exercisable on January 1, 2025; (2) an award of 10,000 restricted stock units on March 27, 2024, which shall vest and convert into the shares of the Company’s common stock in equal installments quarterly over 2024 fiscal year; (3) additional equity awards recommended by the Compensation Committee and approved by the Board.

Under the Hilfiger Employment Agreement, in the event that Ms. Hilfiger’s employment is terminated by us without cause (as described in the Hilfiger Employment Agreement) or by Ms. Hilfiger for good reason (as described in the Hilfiger Employment Agreement), Ms. Hilfiger would be entitled to (a) payment of any base salary earned but unpaid through the date of termination; (b) unused paid time off; (c) additional vested benefits (if any) in accordance with the applicable terms of applicable Company arrangements; and (d) any unreimbursed expenses incurred (collectively, the “Accrued Amounts”) plus for a period of 12 months Ms. Hilfiger would be entitled to receive base salary and COBRA payments plus a lump sum payment equal to 100% of his base salary. If Ms. Hilfiger is terminated (a) by us (i) for “cause” as defined in the Hilfiger Employment Agreement; (ii) due to death or disability; (iii) non-renewal of the Hilfiger Employment Agreement or (b) by Ms. Hilfiger without good reason, then Ms. Hilfiger would only be entitled to receive the Accrued Amounts.

Groves Employment Agreement. Julian Groves, our Director and Chief Operating Officer and the Company entered into a two-year Employment Agreement dated as of July 19, 2022 (the “Groves Employment Agreement”), which was amended and restated on October 13, 2022, and further amended on March 27, 2024. The Grove Employment Agreement provides Mr. Groves with an annual base salary of $250,000, an annual discretionary performance bonus of up to 25% of the annual base salary and shall be based upon the achievement of predetermined performance goals to be determined by the board of directors in their sole discretion. Pursuant to the Groves Employment Agreement, the Company shall directly pay or reimburse Mr. Groves for the premiums of term life and disability insurance policies, up to a maximum of $10,000 annually, and provide Mr. Groves with an automobile allowance of $1,000 per month during the term of his employment.

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Pursuant to the Groves Employment Agreement, Mr. Groves is entitled to the following equity awards: (1) subject to approval of the Board, Mr. Groves shall be granted a five-year option to purchase a total of 10,000 shares of the Company’s common stock at the per share exercise price equal to one hundred ten percent (110%) of the closing price of the Company’s common stock on the trading date immediately preceding the date of the grant, as reported by the Nasdaq Stock Market LLC. Such option shall vest and become exercisable on January 1, 2025; (2) an award of 10,000 restricted stock units on March 27, 2024, which shall vest and convert into the shares of the Company’s common stock in equal installments quarterly over 2024 fiscal year; (3) additional equity awards recommended by the Compensation Committee and approved by the Board.

Under the Groves Employment Agreement, in the event that Mr. Groves’ employment is terminated by us without cause (as described in the Groves Employment Agreement) or by Mr. Groves for good reason (as described in the Groves Employment Agreement), Mr. Groves would be entitled to (a) payment of any base salary earned but unpaid through the date of termination; (b) unused paid time off; (c) additional vested benefits (if any) in accordance with the applicable terms of applicable Company arrangements; and (d) any unreimbursed expenses incurred (collectively, the “Accrued Amounts”) plus for a period of 12 months Mr. Groves would be entitled to receive base salary and COBRA payments plus a lump sum payment equal to 100% of his base salary. If Mr. Groves is terminated (a) by us (i) for “cause” as defined in the Groves Employment Agreement; (ii) due to death or disability; (iii) non-renewal of the Groves Employment Agreement or (b) by Mr. Groves without good reason, then Mr. Groves would only be entitled to receive the Accrued Amounts.

Outstanding Equity Awards at Fiscal Year-End

The following table summarizes the number of shares of common stock underlying outstanding equity incentive plan awards and RSUs for each named executive officer as of December 31, 2023.

Option Awards					Equity Awards (RSUs)
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of RSUs that have not Vested	Market Value of RSUs
Maximiliano Ojeda, Chief Executive Officer (1)	10,000	20,000	$50.00	01/12/2028	4,245	$45,000.18
Virginia Hilfiger, Chief Brand Officer (2)	10,000	20,000	$50.00	01/12/2028	3,396	$35,999.72
Julian Groves, Chief Operating Officer (3)	10,000	20,000	$50.00	01/12/2028	3,066	$32,499.6

(1)	Mr. Ojeda’s stock option was subject to the following vesting schedule: 10,000 shares vested on August 1, 2023; 10,000 shares vested on January 13, 2024; and 2,500 shares vest on each of the following dates March 31, 2024, June 30, 2024, September 30, 2024 and December 31, 2024. Mr. Ojeda’s RSUs vested on February 17, 2024 with each RSU becoming one share of common stock of the Company. On April 23, 2024, 30,000 stock options were canceled.
(2)	Ms. Hilfiger’s stock option was subject to the following vesting schedule: 10,000 shares vested on August 1, 2023; 10,000 shares vested on January 13, 2024; and 2,500 shares vest on each of the following dates March 31, 2024, June 30, 2024, September 30, 2024 and December 31, 2024. Ms. Hilfiger’s RSUs vested on February 17, 2024 with each RSU becoming 1 share of common stock of the Company. On April 23, 2024, 30,000 stock options were canceled.
(3)	Mr. Groves’ stock option was subject to the following vesting schedule: 10,000 shares vested on August 1, 2023; 10,000 shares vested on January 13, 2024; and 2,500 shares vest on each of the following dates March 31, 2024, June 30, 2024, September 30, 2024 and December 31, 2024. Mr. Groves’ RSUs vested on February 17, 2024 with each RSU becoming 1 share of common stock of the Company. On April 23, 2024, 30,000 stock options were canceled.

Policies and Practices for Granting Certain Equity Awards

Our policies and practices regarding the granting of equity awards are carefully designed to ensure compliance with applicable securities laws and to maintain the integrity of our executive compensation program. The Compensation Committee is responsible for the timing and terms of equity awards to executives and other eligible employees.

The timing of equity award grants is determined with consideration to a variety of factors, including but not limited to, the achievement of pre-established performance targets, market conditions and internal milestones. The Company does not follow a predetermined schedule for the granting of equity awards; instead, each grant is considered on a case-by-case basis to align with the Company’s strategic objectives and to ensure the competitiveness of our compensation packages.

In determining the timing and terms of an equity award, the Board or the Compensation Committee may consider material nonpublic information to ensure that such grants are made in compliance with applicable laws and regulations. The Board’s or the Compensation Committee’s procedures to prevent the improper use of material nonpublic information in connection with the granting of equity awards include oversight by legal counsel and, where appropriate, delaying the grant of equity awards until the public disclosure of such material nonpublic information.

The Company is committed to maintaining transparency in its executive compensation practices and to making equity awards in a manner that is not influenced by the timing of the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation. The Company regularly reviews its policies and practices related to equity awards to ensure they meet the evolving standards of corporate governance and continue to serve the best interests of the Company and its stockholders.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information, as of November 18, 2024 with respect to the holdings of (1) each person who is the beneficial owner of more than 5% of Company voting stock, (2) each of our directors, (3) each executive officer, and (4) all of our current directors and executive officers as a group.

Beneficial ownership of the voting stock is determined in accordance with the rules of the SEC and includes any shares of company voting stock over which a person exercises sole or shared voting or investment power, or of which a person has a right to acquire ownership at any time within 60 days of November 22, 2024. Except as otherwise indicated, we believe that the persons named in this table have sole voting and investment power with respect to all shares of voting stock held by them. Applicable percentage ownership in the following table is based on 2,904,001 shares of common stock issued and outstanding on November 18, 2024, and 5,004,841 shares of common stock issued and outstanding after this offering, plus, for each individual, any securities that individual has the right to acquire within 60 days of November 18, 2024.

To the best of our knowledge, except as otherwise indicated, each of the persons named in the table has sole voting and investment power with respect to the shares of our common stock beneficially owned by such person, except to the extent such power may be shared with a spouse. To our knowledge, none of the shares listed below are held under a voting trust or similar agreement, except as noted. To our knowledge, there is no arrangement, including any pledge by any person of securities of the Company, the operation of which may at a subsequent date result in a change in control of the Company.

Name and Address of Beneficial Owner (1)	Title	Beneficially owned		Percentage of Outstanding Shares
Officers and Directors
Maximiliano Ojeda, Chairman, CEO(2)	Chief Executive Officer, Chairman	497,425	(2)	17.13%
Virginia Hilfiger, Director, Chief Brand Officer(3)	Director, Chief Design Officer	496,577	(3)	17.10%
Julian Groves, Director, COO(4)	Chief Operating Officer	168,664	(4)	5.81%
Dana Perez, CFO	Chief Financial Officer	34,937	(5)	1.20%
Paul Wahlgren, Director	Chief Marketing Officer	12,019	(6)	0.41%
Ping Rawson, Director	Director	12,019		0.41%
Obie McKenzie, Director	Director	12,019		0.41%
Jeffrey Lerner, Director	Director	13,144		0.45%
All Officers and Directors as a Group (total of 9 persons)		1,246,804		42.93%

5% Beneficial Owners of a Class of Voting Stock
Maximiliano Ojeda		497,425	(2)	17.13%
Virginia Hilfiger		496,577	(3)	17.10%

*	Less than 1%

(1)	Except as noted below, the address for all beneficial owners in the table above is c/o MGO Global Inc., 1515 SE 17th Street, Suite 121/#460596, Fort Lauderdale, Florida 33346.

(2)	Includes (i) 39,400 shares of our common stock owned by MGOTEAM LLC of which Maximiliano Ojeda, our Chief Executive Officer, shares control over voting and disposition with Virginia Hilfiger.

(3)	Includes (i) 39,400 shares of our common stock owned by MGOTEAM LLC of which Virginia Hilfiger, our Chief Brand Officer, shares control over voting and disposition with Maximiliano Ojeda.

(4)	Includes (i) 15,000 shares of our common stock that are beneficially owned by Globally Digital Ltd., a company owned and controlled by our Chief Operating Officer, Julian Groves. The address of Mr. Groves is c/o Globally Digital Ltd, 3 Hertford Avenue, East Sheen, London, SW14 8EF.

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SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors, executive officers and persons who own more than 10% of our outstanding shares of common stock (“Ten Percent Holders”) to file with the SEC reports of their share ownership and changes in their share ownership of our common stock. Directors, executive officers and Ten Percent Holders are also required to furnish us with copies of all ownership reports they file with the SEC. To our knowledge, based solely on a review of the copies of such reports furnished to us, the following directors, executive officers and Ten Percent Holders have not complied with all Section 16(a) filing requirements as of November 18, 2024 as follows: Messrs. Ojeda, Groves and Ms. Hilfiger filed their original Form 3’s on January 18, 2023 – six days after completing the Company’s IPO.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Except as disclosed herein and regular salary and bonus payments made to our directors and officers in the ordinary course of business as described in the section “Executive Compensation,” no director, executive officer or stockholder holding at least 5% of shares of our common stock, or any family member thereof, had any material interest, direct or indirect, in any transaction, or proposed transaction in which the amount involved in the transaction exceeds the lesser of $120,000 or one percent of the average of our total assets at the year-end for the last two completed fiscal years .

The Company borrowed $39,642 from and paid $21,976 to our Chairman and CEO, Maximiliano Ojeda, for the year ended December 31, 2022. The Company borrowed $5,914 from and paid $3,000 to our Chief Brand Officer, Virginia Hilfiger, for the year ended December 31, 2022. The Company borrowed $0 and paid $52,404 to Mr. Ojeda, $23,844 to Mr. Groves and $47,602 to Ms. Hilfiger for the year ended December 31, 2023. These borrowings did not have a fixed maturity date or stated rate of interest. As of December 31, 2023 and December 31, 2022, the balance of loans payable to Mr. Ojeda, Mr. Groves and Ms. Hilfiger was $0 and $123,850, respectively.

The accounts payable owed to our Chairman and CEO as of December 31, 2023 and December 31, 2022 was $423 and $0, respectively.

The accounts payable owed to our Chief Brand Officer and Director as of December 31, 2023 and December 31, 2022 was $0 and $11,600, respectively, for monthly rent expense paid by Virginia Hilfiger.

The accounts payable owed to our Chief Operating Officer as of December 31, 2023 and December 31, 2022 was $0 and $10,933, respectively.

The accounts payable owed to our Board of Directors as of December 31, 2023 and December 31, 2022 was $32,547 and $0, respectively for quarterly board fees.

The accounts payable owed to our employees and consultants as of December 31, 2023 and December 31, 2022 was $17,911 and $0, respectively, for expense reports and contractor expenses.

During the year ended December 31, 2023 and 2022, related party imputed interest was $0 and $13,420, respectively. The imputed interest was recorded as interest expense and an increase in additional paid-in capital based on a rate of 12%.

The accrued payroll owed to our CEO, COO, Chief Brand Officer and employees and contractors as of December 31, 2023 and December 2022 was $367,230 and $764,050, respectively, inclusive of bonuses.

On May 11, 2023, we executed a 12-month consulting agreement with Jason Harward (“Consultant”), the owner of Stand and nephew of Matt Harward, MGO’s former Chief Marketing Officer. As of December 31, 2023, $150,000 was paid in cash to the Consultant, $200,000 was accrued in selling, general, administrative expense and $109,679 was recorded as stock-based compensation for the fair value of the restricted stock units as of December 31, 2023.

The accounts payable and accrued payroll owed to our executives, employees and consultants was $2,769 and $58,648, respectively, as of September 30, 2024.

Related Person Transaction Policy

Under our policy, if a transaction has been identified as a related person transaction, including any transaction that was not a related person transaction when originally consummated or any transaction that was not initially identified as a related person transaction prior to consummation, our management must present information regarding the related person transaction to our Audit Committee, or, if Audit Committee approval would be inappropriate, to another independent body of our Board, for review, consideration and approval or ratification. The presentation must include a description of, among other things, the material facts, the interests, direct and indirect, of the related persons, the benefits to us of the transaction and whether the transaction is on terms that are comparable to the terms available to or from, as the case may be, an unrelated third party or to or from employees generally. Under the policy, we will collect information that we deem reasonably necessary from each director, executive officer and, to the extent feasible, significant stockholder to enable us to identify any existing or potential related person transactions and to effectuate the terms of the policy. In addition, under our Code of Ethics, our employees and directors will have an affirmative responsibility to disclose any transaction or relationship that reasonably could be expected to give rise to a conflict of interest. In considering related person transactions, our Audit Committee, or other independent body of our Board, will take into account the relevant available facts and circumstances including, but not limited to:

●	the risks, costs and benefits to us;

●	the impact on a director’s independence in the event that the related person is a director, immediate family member of a director or an entity with which a director is affiliated;

●	the availability of other sources for comparable services or products; and

●	the terms available to or from, as the case may be, unrelated third parties or to or from employees generally

The policy requires that, in determining whether to approve, ratify or reject a related person transaction, our Audit Committee, or other independent body of our Board, must consider, in light of known circumstances, whether the transaction is in, or is not inconsistent with, our best interests and those of our stockholders, as our Audit Committee, or other independent body of our Board, determines in the good faith exercise of its discretion.

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PROPOSAL 2

APPROVAL OF THE AUDITOR APPOINTMENT PROPOSAL

(Item 2 on the Proxy Card)

Proposal: The Board of Directors is asking that you vote to ratify the Board’s selection of Assurance Dimensions, LLC as our independent registered public accounting firm for fiscal year 2024.

BF Borgers CPA PC (“BF Borgers”) served as our independent registered public accounting firm to audit our books and accounts for the fiscal year ended December 31, 2022. BF Borgers also served as our independent registered public accountant prior to December 22, 2023. On December 14, 2023, Assurance Dimensions, LLC became engaged as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2023.

The following table reflects fees billed to our Company by our former independent auditor, BF Borgers, for the years ended December 31, 2023 and December 31, 2022. There were no payments made to our current auditor Assurance Dimensions, LLC during 2023.

	2023	2022
Audit Fees	$61,500	$52,500
Audit-Related Fees	-	16,750
Tax Fees	-	-
All Other Fees	9,750	55,000
Total	$71,250	$124,250

In the above table, “audit fees” are fees billed for services provided related to the audit of our annual financial statements, quarterly reviews of our interim financial statements, and services normally provided by the independent accountant in connection with regulatory filings or engagements for those fiscal periods. “Audit-related fees” are fees not included in audit fees that are billed by the independent accountant for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements. These audit-related fees also consist of the review of our registration statements filed with the SEC and related services normally provided in connection with regulatory filings or engagements. “Tax Fees” are fees primarily for tax compliance in connection with filing US income tax returns. “All other fees” are fees billed by the independent accountant for products and services not included in the foregoing categories.

Audit Committee Pre-Approval Policies

The charter of our Audit Committee provides that the duties and responsibilities of our Audit Committee include the pre-approval of all audit and non-audit services permitted by law or applicable SEC regulations (including fee and terms of engagement) to be performed by our external auditor.

All of the services provided above under the caption “Audit-Related Fees” were approved by our Board of Directors or by our Audit Committee pursuant to our Audit Committee’s pre-approval policies.

Change in Registrant’s Certifying Accountant

The Audit Committee conducted a process to determine the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023. As a result, On December 14, 2023, the Audit Committee approved the dismissal of BF Borgers as the Company’s independent registered public accounting firm and notified BF Borgers on December 15, 2023 of its dismissal effective on December 22, 2023.

On December 22, 2023, the Company engaged Assurance Dimensions, LLC to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023, effective December 22, 2023 (the “Engagement Date”). The Audit Committee approved such engagement.

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BF Borgers audit reports on the Company’s consolidated financial statements as of and for the fiscal years ended December 31, 2022 and December 31, 2021 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles, other than the explanatory paragraph regarding the Company’s ability to continue as a going concern.

During the fiscal years ended December 31, 2022 and December 31, 2021, and subsequent interim periods through the Engagement Date, there were no disagreements with BF Borgers on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of BF Borgers, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its opinion or reportable events under Item 304(a)(1)(v) of Regulation S-K.

The Audit Committee of the Company approved the engagement of Assurance Dimensions, LLC. During the two most recent fiscal years and through the Engagement Date, the Company did not consult with Assurance Dimensions, LLC regarding either:

1.	application of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided to the Company nor oral advice was provided that Assurance Dimensions, LLC concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or
2.	any matter that was either the subject of a disagreement (as defined in Regulation S-K, Item 304(a)(1)(iv) and the related instructions) or reportable event (as defined in Regulation S-K, Item 304(a)(1)(v)).

In accordance with Item 304(a)(3) of Regulation S-K, the Company provided BF Borgers with a copy of the disclosures made in the Current Report on Form 8-K filed on December 27, 2023 (“Form 8-K”) and requested from BF Borgers a letter addressed to the SEC indicating whether it agrees with such disclosures. A copy of BF Borgers’ letter dated as of December 22, 2023 is attached as Exhibit 16.1 to the Form 8-K.

Vote Required

The affirmative vote of a majority of the votes cast is required for approval of the Auditor Appointment Proposal. For the purpose of the vote on this proposal, abstentions, broker non-votes and other shares not voted will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum.

Recommendation

The Board of Directors recommends that you vote “FOR” approval of this proposal.

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PROPOSAL 3

APPROVAL OF THE ADJOURNMENT PROPOSAL

(Item 3 on the Proxy Card)

Proposal 3 is to consider and vote upon the proposal to approve adjourning the Annual Meeting, if necessary or appropriate in the discretion of the Board, to solicit additional proxies in the event that there are not sufficient votes at the time of the Annual Meeting to any of Proposals 1 and 2.

General

The Annual Meeting may be adjourned to another time or place, if necessary or appropriate in the discretion of the Board, to permit further solicitation of proxies to obtain additional votes in favor of any of Proposals 1 and 2 (the “Adjournment”).

If, at the Annual Meeting, the number of shares of common stock present or represented and voting in favor of any of Proposals 1 and 2 is insufficient to approve either such proposal, the Company intends to move for the Adjournment in order to enable our Board to solicit additional proxies for approval of such proposal. We are asking our stockholders to approve this Proposal 3 for the Adjournment if necessary or appropriate in the discretion of the Board.

Vote Required

The affirmative vote of a majority of the votes cast is required for approval of the Adjournment. For the purpose of the vote on this proposal, abstentions, broker non-votes and other shares not voted will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum.

Recommendation

The Board recommends that you vote “FOR” the approval of this proposal.

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ADDITIONAL INFORMATION

Solicitation Expenses: Expenses in connection with the solicitation of proxies will be paid by the Company. Proxies are being solicited principally by mail, by telephone and through the internet. In addition, our directors, officers and regular employees, without additional compensation, may solicit proxies personally, by e-mail, telephone, fax or special letter. We will reimburse brokerage firms and others for their expenses in forwarding proxy materials to the beneficial owners of our shares.

How To Receive Additional Paper Copies of the Proxy Statement: The Company has adopted a procedure called “householding” which has been approved by the SEC. The Company and some brokers household proxy materials, delivering a single notice and, if applicable, this Proxy Statement and 2023 Annual Report, to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders or they participate in electronic delivery of proxy materials. Stockholders who participate in householding will continue to access and receive separate proxy cards. This process will help reduce our printing and postage fees, as well as save natural resources. If at any time you no longer wish to participate in householding and would prefer to receive a separate Proxy Statement, or if you are receiving multiple copies of the Proxy Statement and wish to receive only one, please notify your broker if your shares are held in a brokerage account or us if you hold registered shares. You can notify us by sending a written request to MGO Global Inc., Investor Relations 1515 SE 17th Street, Suite 121/#460596, Ft. Lauderdale, Florida 33346 or by calling Investor Relations at 407-960-4636 or by sending an e-mail to dhandy@mgoteam.com.

Stockholder Proposals for Consideration at the 2025 Annual Meeting of Stockholders: Under the rules of the SEC, if a stockholder wants us to include a proposal in our Proxy Statement and proxy card for presentation at our 2025 Annual Meeting of Stockholders, the proposal must be received by us at our principal executive offices at MGO Global Inc., Investor Relations 1515 SE 17th Street, Suite 121/#460596, Ft. Lauderdale, Florida 33346 by September 21, 2025. The proposal should be sent to the attention of the Chief Financial Officer.

We must receive the notice of your intention to propose an item of business at our 2025 Annual Meeting no later than the close of business on the ninetieth (90th) day nor earlier than the close of business on the one hundred twentieth (120th) day prior to the first anniversary of the preceding year’s annual meeting.

If the 2025 Annual Meeting is not held within 30 days before or after the anniversary of the date of this year’s Annual Meeting, then the item of business must be received (i) not earlier than the close of business on the one hundred twentieth (120th) day prior to the currently proposed annual meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such annual meeting or (ii) by the tenth (10th) business day following the day on which public announcement of the date of such meeting is first made, whichever of (i) or (ii) occurs first. Assuming that our 2025 Annual Meeting is held within 30 days of the anniversary of this Annual Meeting, we must receive notice of your intention to introduce a nomination or other item of business at that meeting by September 21, 2025.

The chairperson of the Annual Meeting may refuse to allow the transaction of any business, or to acknowledge the nomination of any person, not made in compliance with the foregoing procedures.

2023 Annual Report: A copy of our 2023 Annual Report is available to stockholders without charge upon written request directed to our Secretary at 1515 SE 17th Street, Suite 121/#460596, Ft. Lauderdale, Florida 33346 or by phone at 347-913-3316. The Company makes available free of charge on or through its website, www.mgoglobalinc.com, its Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and all amendments to such reports filed pursuant to Section 13(a) or 15(d) of the Exchange Act as soon as reasonably practicable after filing.

Other Matters To Be Considered At The Annual Meeting: The Board is not aware of any other matters that are expected to come before the 2024 Annual Meeting other than those referred to in this proxy statement and as set forth above. The Board has made no recommendation as to how the proxies will vote on such other matters. If any other matter should come before the Annual Meeting, the individuals named on the proxy card intend to vote the proxies in accordance with their best judgment.

By Order of the Board of Directors

/s/ Maximiliano Ojeda
Maximiliano Ojeda

Chairman of the Board

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MGO GLOBAL

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on December 19, 2024. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on December 19, 2024. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V59826-Z88998 — KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

MGO GLOBAL INC.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. To elect the following nominees as directors of the Board of Directors of the Company to serve until the 2025 Annual Meeting of the Stockholders of the Company;	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Maximiliano Ojeda
02) Virginia Hilfiger
03) Julian Groves
04) Ping Rawson
05) Obie McKenzie
06) Jeffrey Lerner
07) Paul Wahlgren

The Board of Directors recommends you vote FOR the following proposals:

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

	Yes	No
Please indicate if you plan to attend this meeting.	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]   Date   Signature (Joint Owners)   Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Proxy Statement and Form 10-K are available at www.proxyvote.com.

V59827-Z88998

MGO GLOBAL INC.
ANNUAL MEETING OF STOCKHOLDERS
DECEMBER 20, 2024 AT 11:00 AM ET
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The stockholder(s) hereby appoint(s) Maximiliano Ojeda and Dana Perez, or either of them, as proxies, each with the power to appoint (his/her) substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of MGO GLOBAL INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 11:00 a.m. Eastern Time on Friday, December 20, 2024, at 813 NE 17th Terrace, Unit A, Fort Lauderdale, Florida 33304, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side